Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE
TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), entered into as of August 15, 2022 (the “Amendment Date”), is made and entered into by and between CStone Pharmaceuticals, a corporation organized and existing under the laws of the Cayman Islands, with a registered address at P.O. Box 31119, Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205, Cayman Islands (“Licensor”) and EQRX INTERNATIONAL, INC., a Delaware corporation having its principal place of business at 50 Hampshire St., Cambridge, MA 02141 (“EQRx”).

WHEREAS, Licensor and EQRx, Inc. entered into that certain Exclusive License Agreement, dated as of October 26, 2020 (the “Original Effective Date”), by and between Licensor and EQRx, Inc. (the “License Agreement”), pursuant to which Licensor granted to EQRx, Inc. a license, under the Licensor Licensed Technology, to permit EQRx to Develop and Commercialize the Licensed Antibodies and Licensed Products in the Territory, in accordance with the terms and conditions set forth therein;

WHEREAS, EQRx, Inc. changed its name to EQRx International, Inc. as of December 16, 2021;

WHEREAS, all Existing Patents were listed on Schedule 10.2(d) (Existing Patents) of the License Agreement;

WHEREAS, Licensor and EQRx acknowledge and agree that the Existing Patents are as set forth on Exhibit A as attached hereto and wish to amend Schedule 10.2(d) (Existing Patents) of the License Agreement by replacing it with Exhibit A as attached hereto; and

WHEREAS, the terms of the License Agreement may be modified by a written instrument, which is signed by an authorized officer of Licensor and EQRx pursuant to Section 16.1 thereof;

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Amendment and other good and valuable consideration, the sufficiency of which are hereby acknowledged, Licensor and EQRx agree as follows:

1.Schedule 10.2(d) (Existing Patents) of the License Agreement shall be amended by replacing Schedule 10.2(d) (Existing Patents) in its entirety with Exhibit A attached hereto.

2.Licensor and EQRx acknowledge, agree, memorialize and ratify, that the Existing Patents shall be as set forth as Exhibit A attached hereto as of the Original Effective Date.

3.The replacement of Schedule 10.2(d) with Exhibit A attached hereto will [***] on Schedule 10.2(d) (Existing Patents) of the License Agreement prior to the Amendment Date.

4.Upon execution, this Amendment shall be made a part of the License Agreement and shall be incorporated by reference therein.

5.This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

6.All provisions of the License Agreement not expressly modified by this Amendment shall remain in full force and effect. In the event of any conflict between the terms of the License Agreement and this Amendment, the terms of this Amendment shall govern and control.

7.This Amendment shall be governed by, and enforced and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions.

8.All capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the License Agreement.

(Signature page follows)

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized representatives as of the Amendment Date.

CSTONE PHARMACEUTICALS	EQRX INTERNATIONAL, INC.
By: /s/ Michael J. Choi	By: /s/ Melanie Nallicheri
Name: Michael J. Choi	Name: Melanie Nallicheri
Title: Chief Business Officer August 15, 2022	Title: President & CEO 8/11/2022

Exhibit A

SCHEDULE 10.2(d)
EXISTING PATENTS

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